UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3695

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Waddell & Reed Advisors New Concepts Fund, Inc.

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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

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(Address of principal executive offices) (Zip code)

Kristen A. Richards

6300 Lamar Avenue

Overland Park, Kansas 66202

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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

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Date of fiscal year end: June 30, 2003

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Date of reporting period: June 30, 2003

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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Waddell & Reed Advisors Funds

New Concepts Fund
Annual Report
June 30, 2003
CONTENTS
3	Manager's Discussion
7	Performance Summary
9	Portfolio Highlights
10	Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
29	Independent Auditors' Report
30	Income Tax Information
31	Directors & Officers
37	Annual Privacy Notice
38	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors New Concepts Fund, Inc. current prospectus and current Fund performance information.
MANAGER'S DISCUSSION
 June 30, 2003
An interview with Kimberly A. Scott, CFA, portfolio manager of Waddell & Reed Advisors New Concepts Fund, Inc.
This report relates to the operation of Waddell & Reed Advisors New Concepts Fund, Inc. for the fiscal year ended June 30, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during the period.
How did the Fund perform during the last fiscal year?
The Fund underperformed its benchmark index for the period. The Class A shares increased 4.52 percent, before the impact of sales load, and declined 1.49 percent, including sales load impact. This compares with the Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid cap sector of the stock market), which increased 7.37 percent during the same period, and the Lipper Mid-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 0.13 percent during the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.
Why did the Fund lag its benchmark index during the fiscal year?
We believe that the Fund lagged its benchmark largely because of its cash position, but also because of stock selection issues in the consumer discretionary and financial services sectors.
 What other market conditions or events influenced the Fund's performance during the fiscal year?
The past 12 months marked another rollercoaster year for investors in mid-cap growth stocks. The markets suffered through a soft economy in the latter part of 2002, war in Iraq in the first quarter of 2003, and the SARS epidemic, which created uncertainty in economies around the globe, before giving way to a brighter economic outlook and clearly improved corporate earnings as we neared the middle of 2003. The Russell Mid-Cap Growth Index fell off sharply in the September quarter as investors began to anticipate that the economy would not improve as rapidly as previously anticipated. Stocks rebounded modestly in the December quarter, and then were flat in the March quarter as investors grappled with the impact of the war in Iraq. Mid-cap growth stocks surged ahead significantly in the June quarter as the market transitioned beyond the concerns of Iraq and the SARS phenomenon to focus on news of a stabilizing economy and improved corporate earnings.
What strategies and techniques did you employ that specifically affected the Fund's performance?
As noted above, we believe the Fund's performance was hampered by its cash position, which was at a level of between 10-15 percent for much of the first half of the fiscal year, in addition to its exposure to a number of poorly performing stocks across a number of sectors, including technology, health care, and consumer discretionary. Fortunately, the Fund was invested in several very strongly performing stocks in a number of economic sectors that helped to offset those declines. We attempted to remain relatively balanced in the Fund's exposure across economic sectors throughout much of the fiscal year, as we found it difficult to discern any distinct trends that would merit an excessive weighting in any one sector. Instead, we focused on continually upgrading the quality of the stocks we held in the portfolio, maintaining a strong focus on names with visible earnings growth opportunities. At the same time, we gradually reduced our cash position. We believe the strategy helped to yield strong absolute and relative performance in the Fund by the end of the fiscal year.
What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Again, we remained relatively balanced across economic sectors throughout much of the year, but we did have slightly overweight positions in the consumer discretionary, financial services and utilities sectors. The financial services exposure was a drag on the Fund, as we had several poorly performing names in the group, while the utilities exposure served us well through our interest in the rural-telecommunications-service-provider names that we owned. We were underweight in health care for several reasons, including valuations on the stocks that we considered excessive for part of the year. We also had concerns about fundamental issues that could limit health care stock returns, and a general lack of interest in what we considered to be a group of risky health care names. We are more constructive on health care at this juncture and continue to search for ideas with good earnings visibility and modest risk profiles. We are also interested in more economically sensitive names.
 Going forward, we believe the economy and the stock market have transitioned beyond the shocks of the war in Iraq, high energy prices and SARS, all of which created general uncertainty in the early part of the year. The economy appears to be improving at only a moderate pace in the near term. However, we believe that the promise of tax cuts and rebates, and a more stable and constructive operating environment for corporations, provides a backdrop for the possibility of accelerating growth in the back half of 2003 and into early 2004. Second-quarter earnings, in our view, are likely to be better than anticipated in recent months, which would likely help to support stock prices. We are generally pleased with the positioning of the portfolio for this environment, but we intend to continue to incrementally move toward a less defensive, more economically sensitive posture. We currently like consumer discretionary investments in advertising and media and travel and lodging spaces. We like the health care sector, and while we maintain our exposure to the technology sector, we recognize that many stocks in this area have posted very strong gains and reached valuation levels that may warrant some profit taking. We also think the stocks of industrial companies, many of which have lagged the recent rally, may provide opportunities for good performance in the near- to intermediate-term.
Respectfully,
Kimberly A. Scott
Manager
Waddell & Reed Advisors
New Concepts Fund, Inc.
The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
Comparison of Change in Value of $10,000 Investment
Waddell & Reed Advisors New Concepts Fund, Inc., Class A Shares(1)	$23,394
Russell Mid-Cap Growth Index	$21,115
Lipper Mid-Cap Growth Funds Universe Average	$22,550

	Waddell & Reed
	Advisors		Lipper
	New		Mid-Cap
	Concepts	Russell	Growth
	Fund, Inc.,	Mid-Cap	Funds
	Class	Growth	Universe
	A Shares	Index	Average
03-31-94	9,425	10,000	10,000
03-31-95	11,357	11,190	10,892
03-31-96	14,786	14,406	14,449
03-31-97	13,546	15,319	14,795
03-31-98	20,515	21,814	21,339
03-31-99	24,172	23,751	22,435
03-31-00	42,207	42,086	41,499
03-31-01	27,322	22,999	26,467
06-30-01	30,385	26,708	29,794
06-30-02	22,383	19,665	22,522
06-30-03	23,394	21,115	22,550

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y
1-year period ended 6-30-03	-1.49%	-0.93%	3.23%	5.06%
5-year period ended 6-30-03	0.27%	-	-	1.89%
10-year period ended 6-30-03	9.58%	-	-	-
Since inception of Class(3) through 6-30-03	-	-5.65%	-5.02%	7.15%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)10-4-99 for Class B and Class C shares and 9-6-95 for Class Y shares (the date on which shares were first acquired by shareholders).
Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF NEW CONCEPTS FUND
New Concepts Fund
GOAL
Seeks the growth of your investment.
Strategy

Invests primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap Growth Index and that the Fund's investment manager believes offer above-average growth potential.

Founded

1983

Scheduled Dividend Frequency

Annually (December)

Performance Summary - Class A Shares
Per Share Data
For the Fiscal Year Ended June 30, 2003
Net asset value on
6-30-03	$6.71
6-30-02	6.42
Change per share	$0.29

Past performance is not necessarily indicative of future results.
SHAREHOLDER SUMMARY OF NEW CONCEPTS FUND
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.
Average Annual Total Return(A)
	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)
1-year period ended 6-30-03	-1.49%	4.52%	-0.93%	3.07%
5-year period ended 6-30-03	0.27%	1.46%	-	-
10-year period ended 6-30-03	9.58%	10.23%	-	-
Since inception of Class(F)	-	-	-5.65%	-5.09%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).
Average Annual Total Return(A)
Period	Class C(B)	Class Y(C)
1-year period ended 6-30-03	3.23%	5.06%
5-year period ended 6-30-03	-	1.89%
10-year period ended 6-30-03	-	-
Since inception of Class(D)	-5.02%	7.15%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(C)Performance data does not reflect the effect of sales charges, as Class Y shares are not subject to these charges.

(D)10-4-99 for Class C shares and 9-6-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF NEW CONCEPTS FUND

Portfolio Highlights

On June 30, 2003, Waddell & Reed Advisors New Concepts Fund, Inc. had net assets totaling $950,312,407 invested in a diversified portfolio of:

93.64%	Common Stocks
5.31%	Cash and Cash Equivalents
1.05%	Preferred Stock

As a shareholder of Waddell & Reed Advisors New Concepts Fund, Inc.,
for every $100 you had invested on June 30, 2003, your Fund owned:
Business Equipment and Services Stocks	$20.30
Technology Stocks	$19.47
Health Care Stocks	$15.61
Financial Services Stocks	$ 7.05
Capital Goods Stocks	$ 5.97
Consumer Services Stocks	$ 5.79
Cash and Cash Equivalents	$ 5.31
Energy Stocks	$ 4.79
Consumer Goods Stocks	$ 4.55
Utilities Stocks	$ 4.42
Retail Stocks	$ 4.27
Transportation Stocks	$ 1.42
Preferred Stock	$ 1.05

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2003

COMMON STOCKS	Shares	Value
Banks - 4.56%
Charter One Financial, Inc.	607,372	$ 18,937,859
Synovus Financial Corp.	1,134,000	24,381,000
		43,318,859
Beverages - 1.13%
Coca-Cola Enterprises Inc.	593,000	10,762,950

Broadcasting - 2.00%
Cox Radio, Inc., Class A*	821,700	18,989,487

Business Equipment and Services - 9.44%
Arbitron Inc.*	404,700	14,447,790
BearingPoint, Inc.*	1,448,550	13,978,507
Convergys Corporation*	1,238,700	19,819,200
Lamar Advertising Company*	684,500	24,132,048
Stericycle, Inc.*	449,210	17,269,878
		89,647,423
Capital Equipment - 2.63%
Cooper Cameron Corporation*	182,700	9,204,426
IDEX Corporation	436,300	15,811,512
		25,015,938
Communications Equipment - 2.85%
ADC Telecommunications, Inc.*	4,669,700	10,857,052
McData Corporation, Class A*	903,500	13,267,898
McData Corporation, Class B*	201,000	2,909,475
		27,034,425
Computers - Micro - 2.37%
Apple Computer, Inc.*	1,181,100	22,541,294

Computers - Peripherals - 4.51%
EMC Corporation*	1,636,000	17,128,920
Electronic Arts Inc.*	108,000	7,989,300
Mercury Interactive Corporation (A)*	251,700	9,737,014
Siebel Systems, Inc.*	842,200	7,992,478
		42,847,712
Cosmetics and Toiletries - 2.42%
Estee Lauder Companies Inc. (The), Class A	686,400	23,014,992

Electrical Equipment - 1.01%
Federal Signal Corporation	547,850	9,625,724

See Notes to Schedule of Investments on page 14.

Electronic Components - 7.93%
Analog Devices, Inc.*	265,000	$ 9,227,300
Intersil Corporation, Class A*	801,200	21,311,920
Microchip Technology Incorporated	638,100	15,678,117
Network Appliance, Inc.*	1,805,900	29,174,315
		75,391,652
Electronic Instruments - 1.81%
Molex Incorporated	244,000	6,586,780
Molex Incorporated, Class A	457,600	10,604,880
		17,191,660
Health Care - Drugs - 6.55%
Allergan, Inc.	125,000	9,637,500
Cephalon, Inc.*	301,100	12,385,748
Forest Laboratories, Inc.*	478,600	26,203,350
Gilead Sciences, Inc. (A)*	103,400	5,743,353
Neurocrine Biosciences, Inc.*	165,400	8,250,152
		62,220,103
Health Care - General - 5.53%
Biomet, Inc.	945,100	27,100,743
Kyphon Inc.*	364,500	5,454,742
Schein (Henry), Inc.*	381,300	19,978,214
		52,533,699
Hospital Supply and Management - 3.53%
Bard (C. R.), Inc.	257,000	18,326,670
Laboratory Corporation of America Holdings*	505,100	15,228,765
		33,555,435
Hotels and Gaming - 0.60%
Starwood Hotels & Resorts Worldwide, Inc.	200,000	5,718,000

Metal Fabrication - 2.33%
Fastenal Company	650,400	22,149,372

Motor Vehicles - 1.00%
Harley-Davidson, Inc.	239,000	9,526,540

Petroleum - Domestic - 3.33%
Burlington Resources Inc.	326,400	17,648,448
Noble Energy, Inc.	250,900	9,484,020
Patterson-UTI Energy, Inc.*	138,000	4,464,990
		31,597,458
Petroleum - Services - 1.46%
Baker Hughes Incorporated	280,200	9,406,314
Smith International, Inc.*	122,000	4,482,280
		13,888,594
Publishing - 3.19%
Getty Images, Inc.*	734,800	$ 30,347,240

See Notes to Schedule of Investments on page 14.

Restaurants - 1.01%
Starbucks Corporation*	390,200	9,561,851

Retail - Specialty Stores - 3.26%
Abercrombie & Fitch, Class A*	582,800	16,557,348
Rite Aid Corporation*	3,247,000	14,449,150
		31,006,498
Security and Commodity Brokers - 2.49%
Charles Schwab Corporation (The)	2,343,200	23,642,888

Timesharing and Software - 10.86%
Concord EFS, Inc.*	1,440,700	21,207,104
eBay Inc.*	495,500	51,527,045
Sabre Holdings Corporation	579,250	14,278,513
Total System Services, Inc.	726,400	16,198,720
		103,211,382
Trucking and Shipping - 1.42%
C.H. Robinson Worldwide, Inc.	380,100	13,504,953

Utilities - Telephone - 4.42%
CenturyTel, Inc.	357,300	12,451,905
Citizens Communications Company*	1,462,700	18,854,203
Commonwealth Telephone Enterprises, Inc.*	243,100	10,695,184
		42,001,292
TOTAL COMMON STOCKS - 93.64%		$889,847,421
(Cost: $830,959,389)

PREFERRED STOCK - 1.05%
Security and Commodity Brokers
Prudential Financial, Inc. and Prudential Financial
Capital Trust I, 6.75%,
Convertible	178,450	$ 9,984,278
(Cost: $9,539,280)

See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF NEW CONCEPTS FUND
June 30, 2003
SHORT-TERM SECURITIES	Principal Amount in Thousands	Value
Commercial Paper
Chemicals - Petroleum and Inorganic - 0.66%
du Pont (E.I.) de Nemours and Company,
1.11169%, Master Note	$6,312	$ 6,312,000

Electrical Equipment - 0.84%
Emerson Electric Co.,
1.01%, 7-18-03	5,000	4,997,615
W.W. Grainger, Inc.,
0.91%, 7-25-03	3,000	2,998,180
		7,995,795
Finance Companies - 0.52%
Caterpillar Financial Services Corp.,
0.99%, 10-9-03	5,000	4,986,250

Food and Related - 0.18%
General Mills, Inc.,
1.1775%, Master Note	1,662	1,662,000

Forest and Paper Products - 0.54%
Sonoco Products Co.,
1.34%, 7-1-03	5,094	5,094,000

Health Care - Drugs - 0.42%
Pfizer Inc.,
1.19%, 7-1-03	4,000	4,000,000

Household - General Products - 1.05%
Procter & Gamble Company (The),
0.98%, 7-28-03	10,000	9,992,650

Utilities - Electric - 0.21%
PacifiCorp,
1.04%, 7-22-03	2,001	1,999,786

Utilities - Telephone - 0.53%
SBC International Inc.
(SBC Communications Inc.),
1.1%, 7-17-03	5,000	4,997,556

Total Commercial Paper - 4.95%		47,040,037

See Notes to Schedule of Investments on page 14.

United States Government Security - 0.42%
United States Treasury Bill,
1.04%, 8-7-03	$4,000	$ 3,995,724

TOTAL SHORT-TERM SECURITIES - 5.37%		$ 51,035,761
(Cost: $51,035,761)

TOTAL INVESTMENT SECURITIES - 100.06%		$950,867,460
(Cost: $891,534,430)

LIABILITIES, NET OF CASH AND OTHER ASSETS -(0.06%)		(555,053)

NET ASSETS - 100.00%		$950,312,407

Notes To Schedule of Investments
*No income dividends were paid during the preceding 12 months.
(A)As of June 30, 2003, a portion of these securities were used as cover for the following written call options (See Note 6 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/Exercise Price	Premium Received	Market Value
Gilead Sciences, Inc.	259	August/60	$ 45,193	$40,145
Mercury Interactive
Corporation	2,517	July/45	412,167	50,340
	2,776		$457,360	$90,485

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.
STATEMENT OF ASSETS AND LIABILITIES
NEW CONCEPTS FUND
June 30, 2003
(In Thousands, Except for Per Share Amounts)
ASSETS
Investment securities - at value (cost - $891,534) (Notes 1 and 3)	$ 950,867
Receivables:
Investment securities sold	3,603
Fund shares sold	1,224
Dividends and interest	428
Prepaid insurance premium	10
Total assets	956,132
LIABILITIES
Payable for investment securities purchased	2,786
Payable to Fund shareholders	2,267
Accrued shareholder servicing (Note 2)	380
Accrued service fee (Note 2)	169
Outstanding written options - at value (Note 6)	90
Accrued management fee (Note 2)	22
Accrued distribution fee (Note 2)	16
Accrued accounting services fee (Note 2)	8
Due to custodian	1
Other	81
Total liabilities	5,820
Total net assets	$ 950,312
NET ASSETS
$1.00 par value capital stock:
Capital stock	$ 141,818
Additional paid-in capital	1,021,392
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(23)
Accumulated undistributed net realized loss
on investment transactions	(272,575)
Net unrealized appreciation in value of investments	59,333
Net unrealized appreciation in value of written options	367
Net assets applicable to outstanding units of capital	$ 950,312
Net asset value per share (net assets divided by shares outstanding):
Class A	$6.71
Class B	$6.38
Class C	$6.40
Class Y	$6.85
Capital shares outstanding:
Class A	132,787
Class B	5,510
Class C	1,258
Class Y	2,263
Capital shares authorized	300,000

See Notes to Financial Statements.
STATEMENT OF OPERATIONS NEW CONCEPTS FUND For the Fiscal Year Ended June 30, 2003 (In Thousands)
INVESTMENT LOSS
Income (Note 1B):
Dividends	$ 4,091
Interest and amortization	1,446
Total income	5,537
Expenses (Note 2):
Investment management fee	7,363
Shareholder servicing:
Class A	4,048
Class B	339
Class C	68
Class Y	22
Service fee:
Class A	1,904
Class B	76
Class C	17
Distribution fee:
Class A	135
Class B	227
Class C	51
Accounting services fee	101
Custodian fees	51
Audit fees	20
Legal fees	18
Other	263
Total expenses	14,703
Net investment loss	(9,166)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(72,691)
Realized net gain on written options	303
Realized net loss on purchased options	(2,554)
Realized net loss on investments	(74,942)
Unrealized appreciation in value of securities during the period	110,420
Unrealized depreciation in value of written options
during the period	(221)
Unrealized appreciation in value of investments
during the period	110,199
Net gain on investments	35,257
Net increase in net assets resulting from operations	$ 26,091

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS NEW CONCEPTS FUND (In Thousands)

	For the Fiscal Year Ended June 30,

	2003	2002
DECREASE IN NET ASSETS
Operations:
Net investment loss	$ (9,166)	$ (7,919)
Realized net loss on investments	(74,942)	(93,928)
Unrealized appreciation (depreciation)	110,199	(277,790)
Net increase (decrease) in net assets
resulting from operations	26,091	(379,637)
Distributions to shareholders from (Note 1E):(1)
Net investment income:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	(13)
Realized gains on securities transactions:
Class A	-	(1,980)
Class B	-	(64)
Class C	-	(10)
Class Y	-	(26)
	-	(2,093)
Capital share transactions (Note 5)	(101,393)	(86,896)
Total decrease	(75,302)	(468,626)
NET ASSETS
Beginning of period	1,025,614	1,494,240
End of period	$ 950,312	$1,025,614
Undistributed net investment loss	$ (23)	$ (17)

(1)See "Financial Highlights" on pages 18-21 .

See Notes to Financial Statements.
FINANCIAL HIGHLIGHTS NEW CONCEPTS FUND Class A Shares For a Share of Capital Stock Outstanding Throughout Each Period:(1)
	For the fiscal year ended June 30,		For the fiscal period ended	For the fiscal year ended March 31,
	2003	2002	6-30-01	2001	2000	1999

Net asset value,
beginning of period	$6.42	$8.73	$7.85	$15.07	$ 9.52	$9.24

Income (loss) from
investment operations:
Net investment
income (loss)	(0.05)	(0.04)	0.00	(0.06)	(0.09)	(0.00)
Net realized and
unrealized gain (loss)
on investments	0.34	(2.26)	0.88	(4.74)	6.96	1.54

Total from investment
operations	0.29	(2.30)	0.88	(4.80)	6.87	1.54

Less distributions:
From net investment
income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.01)
From capital gains	(0.00)	(0.01)	(0.00)	(1.68)	(1.32)	(1.25)
In excess of capital
gains	(0.00)	(0.00)	(0.00)	(0.74)	(0.00)	(0.00)

Total distributions	(0.00)	(0.01)	(0.00)	(2.42)	(1.32)	(1.26)

Net asset value,
end of period	$6.71	$6.42	$8.73	$ 7.85	$15.07	$9.52
Total return(2)	4.52%	-26.34%	11.21%	-35.27%	74.61%	17.83%

Net assets, end of period
(in millions)	$892	$965	$1,415	$1,275	$1,984	$972
Ratio of expenses to
average net assets	1.65%	1.50%	1.44%(3)	1.36%	1.32%	1.29%
Ratio of net investment
income (loss) to
average net assets	-1.01%	-0.61%	0.02%(3)	-0.58%	-0.66%	-0.04%
Portfolio turnover rate	25.67%	57.51%	16.34%	89.35%	127.31%	48.95%

(1)Per share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.
FINANCIAL HIGHLIGHTS NEW CONCEPTS FUND Class B Shares For a Share of Capital Stock Outstanding Throughout Each Period:
	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended 3-31-01	For the period from 10-4-99(1) through 3-31-00

	2003	2002

Net asset value,
beginning of period	$6.19	$8.52	$7.69	$14.98	$10.69

Income (loss) from
investment operations:
Net investment
income (loss)	(0.13)	(0.12)	(0.02)	(0.16)	0.01
Net realized and
unrealized gain (loss)
on investments	0.32	(2.20)	0.85	(4.71)	5.60

Total from investment
operations	0.19	(2.32)	0.83	(4.87)	5.61

Less distributions:
From net investment
income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
From capital gains	(0.00)	(0.01)	(0.00)	(1.68)	(1.32)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.74)	(0.00)

Total distributions	(0.00)	(0.01)	(0.00)	(2.42)	(1.32)

Net asset value,
end of period	$6.38	$6.19	$8.52	$ 7.69	$14.98

Total return	3.07%	-27.22%	10.79%	-35.99%	54.60%
Net assets, end of
period (in millions)	$35	$34	$40	$35	$28
Ratio of expenses to
average net assets	3.03%	2.78%	2.67%(2)	2.51%	2.40%(2)
Ratio of net investment loss
to average net assets	-2.39%	-1.90%	-1.21%(2)	-1.71%	-1.73%(2)
Portfolio turnover rate	25.67%	57.51%	16.34%	89.35%	127.31%(2)

(1)Commencement of operations of the class. (2)Annualized.

See Notes to Financial Statements.
FINANCIAL HIGHLIGHTS NEW CONCEPTS FUND Class C Shares For a Share of Capital Stock Outstanding Throughout Each Period:
	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended 3-31-01	For the period from 10-4-99(1) through 3-31-00

	2003	2002

Net asset value,
beginning of period	$6.20	$8.53	$7.70	$14.99	$10.69

Income (loss) from
investment operations:
Net investment
income (loss)	(0.12)	(0.10)	(0.02)	(0.16)	0.02
Net realized and unrealized
gain (loss) on
investments	0.32	(2.22)	0.85	(4.71)	5.60

Total from investment
operations	0.20	(2.32)	0.83	(4.87)	5.62

Less distributions:
From net investment
income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
From capital gains	(0.00)	(0.01)	(0.00)	(1.68)	(1.32)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.74)	(0.00)

Total distributions	(0.00)	(0.01)	(0.00)	(2.42)	(1.32)

Net asset value,
end of period	$6.40	$6.20	$8.53	$ 7.70	$14.99

Total return	3.23%	-27.19%	10.78%	-35.96%	54.71%
Net assets, end of
period (in millions)	$8	$7	$7	$6	$5
Ratio of expenses to
average net assets	2.89%	2.72%	2.66%(2)	2.47%	2.30%(2)
Ratio of net investment loss
to average net assets	-2.26%	-1.85%	-1.20%(2)	-1.67%	-1.62%(2)
Portfolio turnover rate	25.67%	57.51%	16.34%	89.35%	127.31%(2)

(1)Commencement of operations of the class. (2)Annualized.

See Notes to Financial Statements.
FINANCIAL HIGHLIGHTS NEW CONCEPTS FUND Class Y Shares For a Share of Capital Stock Outstanding Throughout Each Period:(1)
	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended March 31,

	2003	2002		2001	2000	1999

Net asset value,
beginning of period	$6.51	$8.82	$7.93	$15.14	$ 9.53	$9.25

Income (loss) from
investment operations:
Net investment
income (loss)	0.02	0.01	0.00	(0.03)	(0.05)	0.03
Net realized and
unrealized gain (loss)
on investments	0.32	(2.30)	0.89	(4.76)	6.98	1.54

Total from investment
operations	0.34	(2.29)	0.89	(4.79)	6.93	1.57

Less distributions:
From net investment
income	(0.00)	(0.01)	(0.00)	(0.00)	(0.00)	(0.04)
From capital gains	(0.00)	(0.01)	(0.00)	(1.68)	(1.32)	(1.25)
In excess of capital
gains	(0.00)	(0.00)	(0.00)	(0.74)	(0.00)	(0.00)

Total distributions	(0.00)	(0.02)	(0.00)	(2.42)	(1.32)	(1.29)

Net asset value,
end of period	$6.85	$6.51	$8.82	$ 7.93	$15.14	$9.53

Total return	5.06%	-25.89%	11.22%	-35.01%	75.17%	18.29%
Net assets, end of
period (in millions)	$15	$20	$32	$26	$22	$12
Ratio of expenses to
average net assets	1.05%	1.05%	1.07%(2)	1.03%	1.02%	0.95%
Ratio of net investment
income (loss) to
average net assets	-0.42%	-0.14%	0.39%(2)	-0.21%	-0.36%	0.29%
Portfolio turnover rate	25.67%	57.51%	16.34%	89.35%	127.31%	48.95%

(1)Per share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998. (2)Annualized.

See Notes to Financial Statements.
NOTES TO FINANCIAL STATEMENTS
 June 30, 2003
NOTE 1 - Significant Accounting Policies
 Waddell & Reed Advisors New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2003, $9,159,817 was reclassified between additional paid-in capital and accumulated undistributed net investment loss. Net investment income, net realized gains and net assets were not affected by this change.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
NOTE 2 - Investment Management And Payments to Affiliated Persons
Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. The Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At June 30, 2003, additional security costs amounted to $56,110, which are included in other expenses.
The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (all dollars in millions)			Annual Fee Rate for Each Level
From	$ 0 to	$ 10	$ 0
From	$ 10 to	$ 25	$ 11,000
From	$ 25 to	$ 50	$ 22,000
From	$ 50 to	$ 100	$ 33,000
From	$ 100 to	$ 200	$ 44,000
From	$ 200 to	$ 350	$ 55,000
From	$ 350 to	$ 550	$ 66,000
From	$ 550 to	$ 750	$ 77,000
From	$ 750 to	$1000	$ 93,500
From	$ 1000	and Over	$110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.
 For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.
 As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,156,901. During the period ended June 30, 2003, W&R received $79,532 and $660 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,352,660 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.
Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.
Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.
The Fund paid Directors' fees of $44,794, which are included in other expenses.
 W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.
NOTE 3 - Investment Securities Transactions
Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $201,653,820, while proceeds from maturities and sales aggregated $212,774,069. Purchases of options aggregated $15,108,104, while proceeds aggregated $10,309,081. Purchases of short-term securities aggregated $2,859,711,542, while proceeds from maturities and sales aggregated $2,967,402,986. No U.S. Government securities were purchased or sold during the period ended June 30, 2003.
For Federal income tax purposes, cost of investments owned at June 30, 2003 was $893,500,721, resulting in net unrealized appreciation of $57,366,739, of which $159,431,715 related to appreciated securities and $102,064,976 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2003 and the related capital loss carryover and post-October activity were as follows:
Net ordinary income	$ -
Distributed ordinary income	-
Undistributed ordinary income	-
Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-
Capital loss carryover	140,130,200
Post-October losses deferred	28,621,572

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").
 Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.
June 30, 2009	$ 99,669,069
June 30, 2010	2,187,279
June 30, 2011	140,130,200
Total carryover	$241,986,548

NOTE 5 - Multiclass Operations
The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.
Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.
Transactions in capital stock are summarized below. Amounts are in thousands.
	For the fiscal year ended June 30,
	2003	2002

Shares issued from sale of shares:
Class A	25,212	40,977
Class B	1,442	1,872
Class C	568	690
Class Y	9,711	46,082
Shares issued from reinvestment of dividend
and/or capital gains distribution:
Class A	-	254
Class B	-	9
Class C	-	1
Class Y	-	5
Shares redeemed:
Class A	(42,626)	(53,164)
Class B	(1,449)	(1,112)
Class C	(512)	(285)
Class Y	(10,434)	(46,766)
Decrease in outstanding capital shares	(18,088)	(11,437)

Value issued from sale of shares:
Class A	$ 148,431	$ 318,110
Class B	8,162	13,705
Class C	3,274	5,067
Class Y	57,292	354,554
Value issued from reinvestment of dividend
and/or capital gains distribution:
Class A	-	1,943
Class B	-	63
Class C	-	10
Class Y	-	39
Value redeemed:
Class A	(246,523)	(408,944)
Class B	(8,054)	(8,050)
Class C	(2,833)	(2,058)
Class Y	(61,142)	(361,335)
Decrease in outstanding capital	$(101,393)	$ (86,896)

NOTE 6 - Options
Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.
Transactions in call options written were as follows:
	Number of	Premium
	Contracts	Received

Outstanding at June 30, 2002	13,143	$ 2,006,502
Options written	40,189	7,062,717
Options terminated in closing
purchase transactions	(24,631)	(4,940,134)
Options exercised	-	-
Options expired	(25,925)	(3,671,725)
Outstanding at June 30, 2003	2,776	$ 457,360

Transactions in put options written were as follows:

	Number of	Premium
	Contracts	Received

Outstanding at June 30, 2002	4,325	$ 1,138,400
Options written	5,846	1,414,689
Options terminated in closing
purchase transactions	(8,107)	(1,735,741)
Options exercised	(983)	(139,582)
Options expired	(1,081)	(677,766)
Outstanding at June 30, 2003	-	$ -

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors New Concepts Fund, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors New Concepts Fund, Inc. (the "Fund") as of June 30, 2003, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors New Concepts Fund, Inc. as of June 30, 2003, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Kansas City, Missouri
August 8, 2003

INCOME TAX INFORMATION
Normally, dividends and/or distributions are paid to shareholders of the Fund annually in December. No dividends and/or distributions were paid to shareholders during the fiscal year from July 1, 2002 through June 30, 2003.
The Board of Directors of Waddell & Reed Advisors
New Concepts Fund, Inc.
Each of the individuals listed below serves as a director for portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"). The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Fund and Ivy Funds, Inc. (formerly W&R Funds, Inc.)
Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.
Disinterested Directors
James M. Concannon (55)
 Washburn Law School, 1700 College, Topeka, KS 66621

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1997

 Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean,
Washburn Law School (1988 to 2001)

 Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm
John A. Dillingham (64)
 4040 Northwest Claymont Drive, Kansas City, MO 64116

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1997

 Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises; Instructor at Central Missouri State University (1997 to 1998)

 Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army
David P. Gardner (70)
 2441 Iron Canyon Drive, Park City UT 84060

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1998

 Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)

 Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway
Linda K. Graves (49)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1995

 Principal Occupation During Past 5 Years: First Lady of Kansas (1995 to 2003)

 Other Directorships held by Director: Director, American Guaranty Life Insurance Company
Joseph Harroz, Jr. (36)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 60

 Director since: 1998

 Principal Occupations During Past 5 Years: General Counsel of the University of Oklahoma, Cameron University and Rogers State University (1996 to present); Vice President of the University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)

 Other Directorships held by Director: Director and Treasurer, Oklahoma Appleseed Center for Law and Justice; Director, Ivy Funds, Inc.; Trustee, Ivy Fund
John F. Hayes (83)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1988

 Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm (1995 to present)

 Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.
Glendon E. Johnson (79)
 13635 Deering Bay Drive, Unit 284, Miami, FL 33158

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1971

 Principal Occupations During Past 5 Years: formerly, Chief Executive Officer and Director, John Alden Financial Corp. (1987 to 1998)

 Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America
Eleanor B. Schwartz (66)
 1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114

 Position held with Fund: Director

 Number of portfolios overseen by Director: 60

 Director since: 1995

 Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)

 Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Fund

Frederick Vogel III (67)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1971

 Principal Occupation During Past 5 Years: Retired

 Other Directorships held by Director: None
Interested Directors
Robert L. Hechler (66)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Director; formerly, President, Principal Financial Officer

 Number of portfolios overseen by Director: 24

 Director since: 1998

 Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)

 Other Directorships held by Director: None
Henry J. Herrmann (60)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Director and President; formerly, Vice President

 Number of portfolios overseen by Director: 60

 Director since: 1998; President since: 2001

 Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Fund (2002 to present); Treasurer of WDR (1998 to 1999)

 Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Trustee, Ivy Fund
Frank J. Ross, Jr. (50)
 Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1996

 Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)

 Other Directorships held by Director: Director, Columbian Bank & Trust
Keith A. Tucker (58)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President

 Number of portfolios overseen by Director: 60

 Director since: 1993; Chairman of the Board of Directors since: 1998

 Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998);

Other Directorships held by Director: Chairman of the Board and Trustee, Ivy Fund

Officers
Theodore W. Howard (60)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer

 Length of Time Served: Vice President, Treasurer and Principal Accounting Officer, 11 years; Principal Financial Officer, 1 year

 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Fund (2002 to present); Treasurer of Ivy Fund (since 2003); Assistant Treasurer of Ivy Fund (2002 to 2003); Vice President of WRSCO (1988 to 2001)

Directorships held: None
Kristen A. Richards (35)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Secretary and Associate General Counsel

 Length of Time Served: 3 years

 Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Fund (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)

 Directorships held: None
Daniel C. Schulte (37)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Assistant Secretary and General Counsel

 Length of Time Served: 3 years

 Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Fund (2002 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)

 Directorships held: None
Annual Privacy Notice
Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Inc. and Waddell & Reed InvestEd Portfolios Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.
Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.
Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.
Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.
Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.
Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.
Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.
Householding Notice
If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:
Fax your request to 800-532-2749.
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.
Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.
To all traditional IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W- 4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.
The Waddell & Reed Advisors Group of Mutual Funds
Waddell & Reed Advisors Accumulative Fund
 Waddell & Reed Advisors Asset Strategy Fund, Inc.
 Waddell & Reed Advisors Bond Fund
 Waddell & Reed Advisors Cash Management, Inc.
 Waddell & Reed Advisors Continental Income Fund, Inc.
 Waddell & Reed Advisors Core Investment Fund
 Waddell & Reed Advisors Dividend Income Fund
 Waddell & Reed Advisors Global Bond Fund, Inc.
 Waddell & Reed Advisors Government Securities Fund
 Waddell & Reed Advisors High Income Fund, Inc.
 Waddell & Reed Advisors International Growth Fund, Inc.
 Waddell & Reed Advisors Limited-Term Bond Fund
 Waddell & Reed Advisors Municipal Bond Fund, Inc.
 Waddell & Reed Advisors Municipal High Income Fund, Inc.
 Waddell & Reed Advisors New Concepts Fund, Inc.
 Waddell & Reed Advisors Retirement Shares, Inc.
 Waddell & Reed Advisors Science and Technology Fund
 Waddell & Reed Advisors Small Cap Fund, Inc.
 Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
 Waddell & Reed Advisors Value Fund
 Waddell & Reed Advisors Vanguard Fund, Inc.

FOR MORE INFORMATION:
Contact your financial advisor, or your
 local office as listed on your
 Account Statement, or contact:
 WADDELL & REED
 CLIENT SERVICES
 6300 Lamar Avenue
 P.O. Box 29217
 Shawnee Mission, KS 66201-9217
 (888) WADDELL
 (888) 923-3355
 Our INTERNET address is:
 http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.
NUR1012A (6-03)

ITEM 2. CODE OF ETHICS.

Not applicable for fiscal years ending prior to 7-15-03.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for fiscal years ending prior to 7-15-03.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for fiscal years ending prior to 7-15-03.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls over financial reporting that occurred over the registrant's last fiscal half-year that has affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Not applicable for fiscal years ending prior to 7-15-03.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors New Concepts Fund, Inc.

(Registrant)

By /s/Kristen A. Richards

------------------------------

Kristen A. Richards, Vice President and Secretary

Date September 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann

------------------------------

Henry J. Herrmann, President and Principal Executive Officer

Date September 9, 2003

By /s/Theodore W. Howard

------------------------------

Theodore W. Howard, Treasurer and Principal Financial Officer

Date September 9, 2003